UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8874
                                   --------

                           TEMPLETON DRAGON FUND, INC.
                          -----------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 12/31/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                         DECEMBER 31, 2003

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
         ANNUAL REPORT AND SHAREHOLDER INFORMATION            INTERNATIONAL
--------------------------------------------------------------------------------

                 Templeton Dragon Fund, Inc.

--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                           Franklin Templeton Investments

                           GAIN FROM OUR PERSPECTIVE


                           Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE      Each of our portfolio management groups operates
                           autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                           FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

                           TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                           MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION       Because our management groups work independently and
                           adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST  At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                               [GRAPHIC OMITTED]

Not part of the annual report

                               Contents

Important Notice to Shareholders .......................  1


ANNUAL REPORT

Templeton Dragon Fund, Inc. ............................  2

Performance Summary ....................................  6

Financial Highlights and
Statement of Investments ...............................  7

Financial Statements ................................... 11

Notes to Financial Statements .......................... 14

Independent Auditors' Report ........................... 22

Annual Meeting of Shareholders ......................... 23

Dividend Reinvestment and
Cash Purchase Plan ..................................... 24

Tax Designation ........................................ 26

Board Members and Officers ............................. 28

Proxy Voting Policies and Procedures ................... 34
--------------------------------------------------------------------------------

Annual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.

[BAR GRAPH OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 12/31/03

Hong Kong                41,2%
China                    38.4%
Taiwan                   19.7%
Singapore                 0.7%


Dear Shareholder:

This annual report for Templeton Dragon Fund covers the period ended December 31, 2003.


PERFORMANCE OVERVIEW

For the year ended December 31, 2003, Templeton Dragon Fund delivered a +108.44% cumulative total return in market price terms and +76.54% in net asset value terms, as shown in the Performance Summary on page 6.


ECONOMIC AND MARKET OVERVIEW

Despite a temporary setback resulting from the severe acute respiratory syndrome
(SARS) outbreak early in the year, China's economy recorded robust gross domestic product (GDP) growth of 9.1% in 2003.(1) Trade also continued to prosper as 2003 exports and imports jumped 35% and 40% compared with 2002.(2) The mainland's attraction to multinational companies and strong economic growth continued to stimulate foreign direct investments (FDI) during the period. FDI inflows totaled a record US$53.5 billion for 2003, a 1.4% increase over 2002.(3) To ease pressure on the government to revalue the local currency, China relaxed controls on overseas companies' investments.

Tensions between Taiwan and China heightened once again during the fourth quarter as Taiwanese President Chen Shui-bian stressed that Taiwan was an independent, sovereign country and proposed holding a referendum during presidential elections in March 2004 where Chen will seek re-election. The proposed referendum centers on the issues of support of the one-country principle, whether Taiwan


1. Source: National Bureau of Statistics, China.
2. Source: Customs Statistics China.
3. Source: Ministry of Commerce of the People's Republic of China.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 8.

2 |  Annual Report
should buy more anti-missile weapons if China refused to withdraw its missiles pointed at Taiwan, and whether Taipei should open talks with Beijing. China has repeatedly stressed that the island must unify with the mainland or face war. Taiwan's economy, in terms of GDP, is expected to grow 3.2% in 2003 and 4.1% in 2004.(4) Taiwanese exports rose 10.4% to US$144.2 billion in 2003, while imports increased 13.1% to US$127.3 billion over the same time.(5)

Hong Kong's economy bounced back in the latter half of 2003, leading third quarter GDP growth to rebound to 4.0% annualized after a poor second quarter, with the Hong Kong government forecasting 3.0% growth for calendar year 2003.(6) Unemployment rose to a high of 8.7% in 2003, reflecting the negative impact SARS had on tourism, retail and service sectors, primarily.(6) As the scenario improved toward the latter half of the year, unemployment dropped to 7.5% by the end of November.(6) On another positive note, Hong Kong and China signed a free-trade agreement at the end of June, an indication of China's opening its economy to international competition.

Markets in the greater China region underperformed their emerging markets counterparts in the first part of the year due to the SARS outbreak. However, Chinese markets rebounded strongly after the containment of the virus. Bargain investors then returned in search of oversold stocks and, as reflected in the Morgan Stanley Capital International (MSCI) China Free Index, these markets returned 87.6% in U.S.-dollar terms for the year ended December 31, 2003.(7)


INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world which we believe are comparable.


4. Source: Directorate General of Budget, Taiwan.
5. Source: Ministry of Finance, Taiwan.
6. Source: Census & Statistics Department, Hong Kong.
7. Source: Standard & Poor's Micropal. The MSCI China Free Index measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in China. The index is unmanaged and securities are weighted according to their market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                               Annual Report | 3

TOP 10 HOLDINGS

12/31/03

--------------------------------------------------------------------------------
  COMPANY                                            % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                           NET ASSETS
--------------------------------------------------------------------------------
  Dairy Farm International Holdings Ltd.                10.7%
   FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------------------------------------
  China Petroleum & Chemical Corp., H                   10.6%
   OIL & GAS, CHINA
--------------------------------------------------------------------------------
  China Mobile (Hong Kong) Ltd.                          4.9%
   WIRELESS TELECOMMUNICATION
   SERVICES, CHINA
--------------------------------------------------------------------------------
  PetroChina Co. Ltd., H                                 4.8%
   OIL & GAS, CHINA
--------------------------------------------------------------------------------
  Hang Lung Group Ltd.                                   4.1%
   REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
  Cheung Kong Infrastructure
  Holdings Ltd.                                          4.0%
   CONSTRUCTION MATERIALS, HONG KONG
--------------------------------------------------------------------------------
  China Merchants Holdings
  (International) Co. Ltd.                               3.9%
   INDUSTRIAL CONGLOMERATES, HONG KONG
--------------------------------------------------------------------------------
  TCL International Holdings Inc.                        3.8%
   HOUSEHOLD DURABLES, HONG KONG
--------------------------------------------------------------------------------
  Beijing Datang Power
  Generation Co. Ltd., H                                 3.7%
   ELECTRIC UTILITIES, CHINA
--------------------------------------------------------------------------------
  Sinopec Beijing Yanhua
  Petrochemical Co. Ltd., H                              3.1%
   CHEMICALS, CHINA
--------------------------------------------------------------------------------


Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.


MANAGER'S DISCUSSION

The Fund's overweighted positions, relative to the MSCI China Free Index, in Tsingtao Brewery, Sinopec Beijing Yanhua Petrochemical and China Petroleum & Chemical provided a strong boost to the Fund's total return this year, as did our position in China Mobile. However, our overweighted Taiwanese positions in Sinopac Holdings and Altek Corporation worked against it. Consistent with our strategy, we continued to hold Sinopac Holdings because we believe that as a provider of a comprehensive range of financial products and services the company could benefit from the consolidation of Taiwan's banking industry. Similarly, we believe Altek, one of the world's largest manufacturers of digital cameras, could benefit from growing global demand for its products.

By industry, the Fund's holdings in beverages, wireless telecommunication services, and food and staples retailing sectors yielded the greatest contribution relative to the MSCI China Free Index during the year. China Mobile was the strongest contributor among our wireless telecommunication services stocks; Hong Kong's Dairy Farm International generated positive results among food and staples retailing stocks; and China H share Tsingtao Brewery led performance in the beverages sector and was sold during the period as gains were realized. On the negative side, an overweighted position in real estate stocks and an underweighting in automobiles dampened performance, as real estate underperformed and automobiles outperformed the MSCI China Free Index.

In May, the Fund completed a tender offer and bought back a total 6,656,425 shares of its common stock. The purchase was funded primarily by decreasing


4 |  Annual Report
certain stock holdings that we believed were less attractively valued. During the year, war and its aftermath in Iraq, ongoing geopolitical upheaval and fear of SARS brought significant price movements to many financial markets, especially in the first half of 2003. These developments, coupled with changes in fundamentals for some companies held by the Fund, were some of the major factors behind the portfolio changes.

During the year under review, consistent with our strategy we decreased the Fund's exposure to China H shares (Hong Kong-listed Chinese companies), as we believed some valuations grew expensive after the market's recent strong performance. Key sales included Tsingtao Brewery, China Shipping Development and shares of Zhejiang Expressway and Jiangsu Expressway. The Fund still held 29.5% of total net assets in China H shares as of December 31, 2003. A key purchase during the year included Red Chip stock China Mobile, a dominant wireless telecommunications operator in China we believed to be well positioned to benefit from China's ongoing economic expansion.

We increased the Fund's exposure to Taiwan due to the emergence of attractive valuations, as we believed some stocks had become oversold due to concerns over the SARS outbreak. There were also signs of global recovery within the technology sector, Taiwan's largest market sector. Key purchases included Acer, a major player in the global personal computer market; Delta Electronics, the world's largest notebook PC adapter manufacturer; and additional shares of Sunplus Technology, an integrated circuit design company specializing in consumer products components.

We thank you for your interest in Templeton Dragon Fund, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

[PHOTO OMITTED]

/s/Mark Mobius

Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Dragon Fund, Inc.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                               Annual Report | 5

Performance Summary as of 12/31/03


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.


PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
                                                        CHANGE          12/31/03       12/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$6.89            $16.62          $9.73
-------------------------------------------------------------------------------------------------
  Market Price (NYSE)                                   +$9.07            $17.99          $8.92
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                         $0.56
-------------------------------------------------------------------------------------------------


PERFORMANCE

-------------------------------------------------------------------------------------------------
                                                                               COMMENCEMENT OF
                                                   1-YEAR        5-YEAR      OPERATIONS (9/20/94)
-------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)
-------------------------------------------------------------------------------------------------
     Based on change in NAV                        +76.54%      +156.07%          +139.88%
-------------------------------------------------------------------------------------------------
     Based on change in market price              +108.44%      +275.84%          +144.07%
-------------------------------------------------------------------------------------------------
  Average Annual Total Return(1)
-------------------------------------------------------------------------------------------------
     Based on change in NAV                        +76.54%       +20.69%            +9.89%
-------------------------------------------------------------------------------------------------
     Based on change in market price              +108.44%       +30.32%           +10.09%
-------------------------------------------------------------------------------------------------


ENDNOTES

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NON-DIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

For more current performance figures, call Franklin Templeton Investments at 1-800/342-5236.




6 |  Past performance does not guarantee future results.  |  Annual Report

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                            ------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                     2003         2002        2001        2000       1999
                                                            ------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................           $9.73        $8.82       $9.91      $12.75     $10.00
                                                            ------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a)................................             .56          .17         .25         .12        .31
 Net realized and unrealized gains (losses) .............            6.75          .81        (.37)      (2.01)      3.58
                                                            ------------------------------------------------------------------------
Total from investment operations ........................            7.31          .98        (.12)      (1.89)      3.89
                                                            ------------------------------------------------------------------------
Capital share repurchases ...............................             .14          .10         .01         .22         --
                                                            ------------------------------------------------------------------------
Less distributions from:

 Net investment income ..................................            (.56)        (.17)       (.23)      (1.17)      (.32)
                                                            ------------------------------------------------------------------------
 Tax return of capital ..................................              --           --        (.75)         --       (.82)
                                                            ------------------------------------------------------------------------

Total distributions .....................................            (.56)        (.17)       (.98)      (1.17)     (1.14)
                                                            ------------------------------------------------------------------------
Net asset value, end of year ............................          $16.62        $9.73       $8.82       $9.91     $12.75
                                                            ------------------------------------------------------------------------

Market value, end of year(b).............................         $17.990       $8.920      $7.490      $7.250     $9.813
                                                            ------------------------------------------------------------------------

Total return (based on market value per share)(c)........          108.44%       21.22%      16.95%     (15.31)%    50.11%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................        $626,959     $431,779    $429,889    $485,091   $673,869

Ratios to average net assets:

 Expenses ...............................................            1.64%(d)     1.62%       1.54%       1.56%      1.59%

 Net investment income ..................................            4.57%        1.80%       2.58%       1.04%      2.80%

Portfolio turnover rate .................................           29.91%       15.75%      70.94%     132.74%     66.60%

a Based on average daily shares outstanding.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.
d Ratio of expenses to average net assets, excluding payments by affiliate were 1.78% (Note 8).



                          Annual Report | See notes to financial statements. | 7

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003

----------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 100.0%
   AIRLINES 1.3%
   Cathay Pacific Airways Ltd. ..........................................        Hong Kong      2,060,000     $  3,913,777
   Singapore Airlines Ltd. ..............................................        Singapore        654,000        4,313,019
                                                                                                              --------------
                                                                                                                 8,226,796
                                                                                                              --------------

   AUTO COMPONENTS 1.1%
(a)Cheng Shin Rubber Industry Co. Ltd. ..................................         Taiwan        5,178,000        6,604,047
                                                                                                              --------------

   AUTOMOBILES .8%
   Qingling Motors Co. Ltd., H ..........................................          China       26,257,496        5,174,657
                                                                                                              --------------

   CHEMICALS 3.1%
   Sinopec Beijing Yanhua Petrochemical Co. Ltd., H .....................          China       49,271,887       19,198,240
                                                                                                              --------------

   COMMERCIAL BANKS 3.7%
   Chinatrust Financial Holding Co. Ltd. ................................         Taiwan        7,674,540        7,708,448
   Mega Financial Holdings Co. Ltd. .....................................         Taiwan       10,307,000        6,193,308
(a)Sinopac Holdings .....................................................         Taiwan       18,042,423        9,140,786
                                                                                                              --------------
                                                                                                                23,042,542
                                                                                                              --------------

   COMMUNICATIONS EQUIPMENT .4%
   D-Link Corp. .........................................................         Taiwan        1,953,000        2,605,918
                                                                                                              --------------

   COMPUTERS & PERIPHERALS 5.0%
   Acer Inc. ............................................................         Taiwan        7,633,000       11,353,947
   Advantech Co. Ltd. ...................................................         Taiwan        2,790,865        4,809,001
   Asustek Computer Inc. ................................................         Taiwan        2,621,375        5,790,961
   Compal Electronics Inc. ..............................................         Taiwan        1,488,100        2,038,193
   Legend Group Ltd. ....................................................        Hong Kong      7,604,000        3,256,646
   Lite-on Technology Corp. .............................................         Taiwan        4,081,000        4,327,423
                                                                                                              --------------
                                                                                                                31,576,171
                                                                                                              --------------

   CONSTRUCTION MATERIALS 4.0%
   Cheung Kong Infrastructure Holdings Ltd. .............................        Hong Kong     11,060,000       24,787,985
(a)China Resources Cement ...............................................        Hong Kong        872,000          280,798
                                                                                                              --------------
                                                                                                                25,068,783
                                                                                                              --------------

   DISTRIBUTORS 2.3%
   China Resources Enterprise Ltd. ......................................        Hong Kong     12,628,000       14,313,772
                                                                                                              --------------

   DIVERSIFIED FINANCIAL SERVICES 1.0%
   Yuanta Core Pacific Securities Co. ...................................         Taiwan       10,435,067        6,239,525
                                                                                                              --------------

   DIVERSIFIED TELECOMMUNICATION SERVICES .9%
   China Telecom Corp. Ltd., H ..........................................          China       14,280,000        5,885,929
                                                                                                              --------------

   ELECTRIC UTILITIES 5.7%
   Beijing Datang Power Generation Co. Ltd., H ..........................          China       32,020,000       22,890,283
   Guangdong Electric Power Development Co Ltd., B ......................          China        5,467,100        4,725,159
   Huaneng Power International Inc., H ..................................          China        4,628,000        8,017,749
                                                                                                              --------------
                                                                                                                35,633,191
                                                                                                              --------------

   ELECTRICAL EQUIPMENT 1.3%
   Phoenixtec Power Co. Ltd. ............................................         Taiwan        7,224,945        8,469,891
                                                                                                              --------------


8 |  Annual Report

Templeton Dragon Fund, Inc.

----------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC EQUIPMENT & INSTRUMENTS 1.7%
   Delta Electronics Inc. ...............................................         Taiwan        8,501,050     $ 10,892,362
                                                                                                              --------------

   FOOD & STAPLES RETAILING 10.7%
   Dairy Farm International Holdings Ltd. ...............................        Hong Kong     39,911,478       66,851,726
                                                                                                              --------------

   FOOD PRODUCTS 1.1%
   UNI-President Enterprises Corp. ......................................         Taiwan       16,069,030        6,602,738
                                                                                                              --------------

   HOTELS RESTAURANTS & LEISURE 2.0%
   Hong Kong & Shanghai Hotels Ltd. .....................................        Hong Kong     21,534,000       12,551,052
                                                                                                              --------------

   HOUSEHOLD DURABLES 5.7%
   Altek Corporation ....................................................         Taiwan        2,143,200        3,598,303
   TCL International Holdings Inc. ......................................        Hong Kong     54,052,000       23,845,652
   Tsann Kuen Enterprise Co. Ltd. .......................................         Taiwan        5,572,000        8,107,711
                                                                                                              --------------
                                                                                                                35,551,666
                                                                                                              --------------

   INDUSTRIAL CONGLOMERATES 9.4%
   Beijing Enterprises Holdings Ltd. ....................................        Hong Kong      3,082,000        3,612,525
   China Merchants Holdings (International) Co. Ltd. ....................        Hong Kong     18,734,000       24,733,822
   Citic Pacific Ltd. ...................................................        Hong Kong      7,408,000       18,893,091
   Hutchison Whampoa Ltd. ...............................................        Hong Kong        398,000        2,934,914
   Shanghai Industrial Holdings Ltd. ....................................          China        3,743,000        8,557,660
                                                                                                              --------------
                                                                                                                58,732,012
                                                                                                              --------------

   INSURANCE .7%
(a)China Life Insurance Co. Ltd., H .....................................          China        5,092,000        4,164,846
                                                                                                              --------------

   IT SERVICES .4%
   Travelsky Technology Ltd., H .........................................          China        2,558,000        2,751,211
                                                                                                              --------------

   MACHINERY .5%
   China International Marine Containers ................................          China        1,657,541        3,172,634
                                                                                                              --------------

   METALS & MINING .2%
   Yanzhou Coal Mining Co. Ltd., H ......................................          China        1,458,000        1,474,226
                                                                                                              --------------

   OIL & GAS 15.4%
   China Petroleum & Chemical Corp., H ..................................          China      148,606,000       66,516,288
   PetroChina Co. Ltd., H ...............................................          China       52,754,000       30,237,944
                                                                                                              --------------
                                                                                                                96,754,232
                                                                                                              --------------

   REAL ESTATE 9.0%
   Cheung Kong Holdings Ltd. ............................................        Hong Kong      1,807,000       14,372,488
   Hang Lung Group Ltd. .................................................        Hong Kong     20,415,000       25,506,917
   Henderson China Holdings Ltd. ........................................        Hong Kong      9,215,000        4,599,429
   Henderson Investment Ltd. ............................................        Hong Kong      7,485,000        8,628,825
   Hong Kong Land Holdings Ltd. .........................................        Hong Kong      1,904,000        3,236,800
                                                                                                              --------------
                                                                                                                56,344,459
                                                                                                              --------------

   ROAD & RAIL .5%
   Guangshen Railway Co. Ltd., H ........................................          China       11,998,000        3,399,918
                                                                                                              --------------


                                                               Annual Report | 9

Templeton Dragon Fund, Inc.

----------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------

   COMMON STOCKS (CONT.)
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.3%
   Elan Microelectronics Corp. ..........................................         Taiwan        3,408,000     $  3,061,679
   Sunplus Technology Co. Ltd. ..........................................         Taiwan        6,073,900       11,360,608
                                                                                                              --------------
                                                                                                                14,422,287
                                                                                                              --------------

   TEXTILES APPAREL & LUXURY GOODS .7%
   Tack Fat Group International Ltd. ....................................        Hong Kong     18,064,000        1,838,137
   Tainan Enterprises Co., Ltd. .........................................         Taiwan        1,846,000        2,506,645
                                                                                                              --------------
                                                                                                                 4,344,782
                                                                                                              --------------

   TRANSPORTATION INFRASTRUCTURE 3.9%
   Cosco Pacific Ltd. ...................................................          China        6,678,000        8,902,738
   Jiangsu Expressway Co. Ltd., H .......................................          China       22,976,000       12,207,739
   Zhejiang Expressway Co. Ltd., H ......................................          China        4,422,000        3,104,217
                                                                                                              --------------
                                                                                                                24,214,694
                                                                                                              --------------

   WIRELESS TELECOMMUNICATION SERVICES 5.2%
   China Mobile (Hong Kong) Ltd. ........................................          China        9,986,000       30,677,276
   Taiwan Cellular Corp. ................................................         Taiwan        2,070,764        1,799,338
                                                                                                              --------------
                                                                                                                32,476,614
                                                                                                              --------------
  TOTAL COMMON STOCKS (COST $409,936,100) ...............................                                      626,740,921
                                                                                                              --------------

   SHORT TERM INVESTMENTS (COST $15,811,087) 2.5%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio ........      United States   15,811,087       15,811,087
                                                                                                              --------------
  TOTAL INVESTMENTS (COST $425,747,187) 102.5% ..........................                                      642,552,008
  OTHER ASSETS, LESS LIABILITIES (2.5)% .................................                                      (15,592,645)
                                                                                                              --------------
  NET ASSETS 100.0% .....................................................                                     $626,959,363
                                                                                                              --------------


a Non-income producing.
b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.



10 |  See notes to financial statements.  |  Annual Report

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

Assets:
 Investments in securities:
  Cost ..................................................................................................     $425,747,187
                                                                                                              --------------
  Value .................................................................................................      642,552,008
 Foreign Currency, at value (cost $4,480,531) ...........................................................        4,484,931
 Receivables:
  Investment securities sold ............................................................................        1,484,541
                                                                                                              --------------
      Total assets ......................................................................................      648,521,480
                                                                                                              --------------
Liabilities:
 Payables:
  Affiliates ............................................................................................          703,020
 Distributions to Shareholders ..........................................................................       20,470,504
 Other liabilities ......................................................................................          388,593
                                                                                                              --------------
      Total liabilities .................................................................................       21,562,117
                                                                                                              --------------
        Net assets, at value ............................................................................     $626,959,363
                                                                                                              --------------
Net assets consist of:
 Undistributed net investment income ....................................................................     $  1,976,800
 Net unrealized appreciation (depreciation) .............................................................      216,809,397
 Accumulated net realized gain (loss) ...................................................................      (47,082,739)
 Capital shares .........................................................................................      455,255,905
                                                                                                              --------------
      Net assets, at value ..............................................................................     $626,959,363
                                                                                                              --------------
Net asset value per share ($626,959,363 / 37,719,742 shares outstanding) ................................           $16.62
                                                                                                              --------------


                         Annual Report | See notes to financial statements. | 11

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2003

Investment Income:
 (net of foreign taxes of $676,941)
 Dividends ..............................................................................................     $ 30,870,045
 Interest ...............................................................................................            1,354
                                                                                                              --------------
      Total investment income ...........................................................................       30,871,399
                                                                                                              --------------
Expenses:
 Management fees (Note 3) ...............................................................................        6,096,012
 Administrative fees (Note 3) ...........................................................................          743,222
 Transfer agent fees ....................................................................................          297,200
 Custodian fees .........................................................................................          283,400
 Reports to shareholders ................................................................................          229,439
 Registration and filing fees ...........................................................................           38,900
 Professional fees ......................................................................................        1,084,700
 Directors' fees and expenses ...........................................................................           58,800
 Other ..................................................................................................           12,800
                                                                                                              --------------
      Total expenses ....................................................................................        8,844,473
                                                                                                              --------------
       Expenses paid by affiliate (Note 8) ..............................................................         (688,892)
                                                                                                              --------------
        Net expenses ....................................................................................        8,155,581
                                                                                                              --------------
         Net investment income ..........................................................................       22,715,818
                                                                                                              --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .................................................................................       62,985,440
   Non-controlled affiliated issuers (Note 6) ...........................................................       (8,931,314)
  Foreign currency transactions .........................................................................          (73,228)
                                                                                                              --------------
        Net realized gain (loss) ........................................................................       53,980,898
                                                                                                              --------------
Net unrealized appreciation (depreciation) on:
  Investments: ..........................................................................................      206,146,847
  Translation of assets and liabilities denominated in foreign currencies ...............................            4,576
                                                                                                              --------------
        Net unrealized appreciation (depreciation) ......................................................      206,151,423
                                                                                                              --------------
Net realized and unrealized gain (loss) .................................................................      260,132,321
                                                                                                              --------------
Net increase (decrease) in net assets resulting from operations .........................................     $282,848,139
                                                                                                              --------------




12 |  See notes to financial statements.  |  Annual Report

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2003 and 2002
                                                                                --------------------------------
                                                                                   2003             2002
                                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................  $ 22,715,818     $  8,191,719
  Net realized gain (loss) from investments and foreign currency
   transactions ..............................................................    53,980,898        3,663,821
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ...............   206,151,423       39,095,638
                                                                                --------------------------------
      Net increase (decrease) in net assets resulting from operations ........   282,848,139       50,951,178
 Distributions to shareholders from net investment income ....................   (21,136,146)      (7,570,574)
 Capital share transactions (Note 2) .........................................   (66,531,693)     (41,490,771)
                                                                                --------------------------------
      Net increase (decrease) in net assets ..................................   195,180,300        1,889,833
Net assets:

 Beginning of year ...........................................................   431,779,063      429,889,230
                                                                                --------------------------------
 End of year .................................................................  $626,959,363     $431,779,063
                                                                                --------------------------------
Undistributed net investment income included in net assets:
 End of year .................................................................  $  1,976,800     $    470,356
                                                                                --------------------------------




                         Annual Report | See notes to financial statements. | 13

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.

On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


14 |  Annual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.



                                                              Annual Report | 15

Templeton Dragon Fund, Inc.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). In May 2000, the Board of Directors removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program. Effective May 10, 2002, the Board of Directors discontinued the repurchase program.

At December 31, 2003, there were 100 million shares authorized ($.01 par value).

On July 11, 2002 and May 22, 2003, the Fund purchased and retired certain amounts of its outstanding common stock. The Fund incurred tender costs, which were charged to additional paid-in-capital. Tender offer transactions were as follows:

                                         ---------------------------------
                                          MAY 22, 2003*     JULY 11, 2002
                                         ---------------------------------

Shares repurchased and retired .........    6,656,425         4,364,926
Purchase price .........................        $9.97             $9.45
Percentage of net asset value ..........        92.5%               90%
Tender costs incurred ..................     $167,136          $242,221

*See Note 8 regarding Recent Litigation


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management, Inc., for sub-administrative services.


4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $427,257,882
                                                            --------------
Unrealized appreciation .................................    225,925,227
Unrealized depreciation .................................    (10,631,101)
                                                            --------------
Net unrealized appreciation (depreciation) ..............   $215,294,126
                                                            --------------

Distributable earnings - ordinary income ................   $  1,976,800
                                                            --------------

16 |  Annual Report

Templeton Dragon Fund, Inc.

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

                                     -------------------------
                                        2003         2002
                                     -------------------------

Distributions paid from:
 Ordinary income .................   $21,136,146   $7,570,574

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At December 31, 2003, the Fund had tax basis capital losses of $45,572,045 which may be carried over to offset future capital gains. Such losses expire in 2009.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $139,926,322 and $190,359,489, respectively.


6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2003 were as shown below.

--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF                                NUMBER OF                              REALIZED
                               SHARES HELD                              SHARES HELD       VALUE                  CAPITAL
                              AT BEGINNING       GROSS         GROSS       AT END         AT END     DIVIDEND     GAINS/
  NAME OF ISSUER                 OF YEAR       ADDITIONS    REDUCTIONS     OF YEAR        OF YEAR     INCOME     (LOSSES)
--------------------------------------------------------------------------------------------------------------------------
Non-Controlled Affiliates
Angang New Steel
 Company Ltd., H ............. 58,332,000          --      (58,332,000)          --           *         --     $ (967,791)
Sinopec Beijing Yanhua
 Petrochemical Co.
 Ltd., H ..................... 72,215,887          --      (22,944,000)  49,271,887           *         --        516,857
Tsingtao Brewery Co.
 Ltd., H ..................... 39,944,000          --      (39,944,000)          --           *         --     (8,480,380)
                                                                                        ----------------------------------
TOTAL NON-CONTROLLED AFFILIATES                                                             $--        $--    $(8,931,314)
                                                                                        ----------------------------------

*As of December 31, 2003 no longer an affiliate.



                                                              Annual Report | 17

Templeton Dragon Fund, Inc.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $260,414 of dividend income from investments in the Sweep Money Fund for the year ended December 31, 2003.


8. RECENT LITIGATION

On January 29, 2003, the Fund, together with Templeton China World Fund, Inc. ("China Fund"), another closed-end management investment company in Franklin Templeton Investments, and TAML, the investment adviser to the Fund and China Fund, filed a complaint in the United States District Court for the District of Maryland, Northern Division, against Harvard College, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management (referred to collectively as "Harvard"). The complaint alleged that Harvard violated several provisions of the Federal securities laws and the rules of the SEC related to Harvard's ownership of Fund shares and actions as a shareholder. On February 7, 2003, Harvard counterclaimed, alleging that the Fund, China Fund, TAML and each fund's directors violated certain provisions of the Federal securities laws and SEC rules. Harvard also asserted counterclaims of breach of fiduciary duty under Maryland state law against TAML and each fund's directors. On March 20, 2003, the parties announced a settlement of their claims.

DISMISSAL OF LAWSUIT. Pursuant to the Settlement Agreement between the Fund and Harvard, the complaint brought by the Fund, China Fund and TAML against Harvard, as well as the counterclaims brought by Harvard against the Fund, China Fund, each fund's directors and TAML were dismissed without prejudice. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

SHAREHOLDER PROPOSALS. As part of the settlement, Harvard College agreed to withdraw all of its shareholder proposals for the Fund's 2003 Annual Shareholders' meeting (the "Meeting.")




18 |  Annual Report

Templeton Dragon Fund, Inc.

8. RECENT LITIGATION (CONTINUED)

TENDER OFFERS. The Fund announced that as part of its settlement with Harvard, it agreed to take, and the Board approved, the following actions:

o APRIL 2003 CASH TENDER OFFER--The Fund agreed to commence a cash tender offer, which was required to be commenced on or prior to April 30, 2003, for 15% of the Fund's outstanding shares at 92.5% of net asset value per share as of the date the offer expires. Previously, the Board had approved an April 2003 cash tender offer for not less than 10% of the Fund's outstanding shares at not less than 90% of net asset value per share. On April 24, 2003, the Fund commenced a tender offer for up to 6,656,425 shares, or 15%, of the Fund's outstanding shares at a price per share equal to 92.5% of net asset value per share as of May 22, 2003, the expiration date of the tender offer. In accordance with the terms of the tender offer, 6,656,425 shares were accepted by the Fund for a purchase price of $9.97 per share.

o IN-KIND TENDER OFFERS--The Fund has applied to the SEC for an exemptive order allowing the Fund to make occasional, non-periodic tender offers, each for up to 20% of the Fund's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities and available cash. Subject to certain conditions, the settlement requires the Fund to commence such an in-kind tender offer for 20% of the Fund's shares within three months after obtaining the SEC exemption. The Fund may also be required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will issue the exemptive order, nor is it possible to predict the date when an exemptive order might be granted.

o ADDITIONAL CASH TENDER OFFERS--If the SEC does not issue the exemptive order for in-kind tender offers by March 26, 2004, the settlement provides that the Fund may, but is not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the Fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if the Fund does not conduct these tender offers, Harvard will be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the Fund.

Harvard announced that it intends to tender all of the shares it then owns into each tender offer described above that is commenced.

The Settlement Agreement provides that the Fund will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the Fund's shareholders.



                                                              Annual Report | 19

Templeton Dragon Fund, Inc.

8. RECENT LITIGATION (CONTINUED)

STANDSTILL. As part of the settlement, Harvard agreed not to submit any proposals for consideration by shareholders of the Fund, or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates, or for consideration by shareholders of Franklin Resources, nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of the Fund or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates.

FEES, COSTS AND EXPENSES. The Fund agreed that TAML would be responsible for the legal fees and expenses incurred by the Fund and its directors with respect to the Settlement Agreement and the litigation. The Fund agreed that TAML would also be responsible for the legal fees and expenses incurred by the Fund through March 20, 2003, with respect to its proxy contest relating to the Meeting.


9. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, has been named in shareholder class actions related to the matter described above. The Fund's management believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Fund may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.


20 |  Annual Report

Templeton Dragon Fund, Inc.

9. REGULATORY MATTERS (CONTINUED)

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.




                                                              Annual Report | 21

Templeton Dragon Fund, Inc.

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON DRAGON FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2004, except for Note 9, as to which the date is February 12, 2004.




22 |  Annual Report

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 29, 2003


An Annual Meeting of Shareholders of the Fund was held at the Tower Club, 28th Floor, Union Planters Bank Building, 100 South East 3rd Avenue, Fort Lauderdale, Florida, on May 29, 2003. The purpose of the meeting was to elect three Directors of the Fund. At the meeting held on May 29, 2003, the following persons were elected by the shareholders to serve as Directors of the Fund:
Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.       The election of three (3) Directors:

------------------------------------------------------------------------------------------------------
                                            % OF          % OF                      % OF       % OF
                                         OUTSTANDING      VOTED                  OUTSTANDING   VOTED
  TERM EXPIRING 2006             FOR       SHARES         SHARES     WITHHELD      SHARES     SHARES
------------------------------------------------------------------------------------------------------
  INDEPENDENT DIRECTORS
  Betty P. Krahmer .....     40,415,163    91.07%         98.05%     802,238        1.81%      1.95%
  Gordon S. Macklin ....     40,402,652    91.05%         98.02%     814,749        1.84%      1.98%
  Fred R. Millsaps .....     40,251,905    90.71%         97.66%     965,496        2.18%      2.34%

* Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos currently serve as Independent Directors and Nicholas F. Brady, Martin L. Flanagan and Charles B. Johnson currently serve as Interested Directors. Their terms of office continued after the Annual Meeting of Shareholders.




                                                              Annual Report | 23

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

Effective April 23, 2004, the fees for the sale of shares through the Plan will be $15.00 per transaction plus a $0.12 per share trading fee. All other terms and conditions of the Plan remain in effect and have not been modified or amended.

24 |  Annual Report

Templeton Dragon Fund, Inc.



TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com


SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor Service Direct(R). For information go to Mellon Investor Services' web site at http://melloninvestor.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.




                                                              Annual Report | 25

Templeton Dragon Fund, Inc.

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to maximum of $4,789,102 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2003, more than 50% of the Templeton Dragon Fund, Inc.'s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 31, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of Foreign Tax Paid, Foreign Source Income, Foreign Qualified Dividends and Adjusted Foreign Source Income as designated by the Fund, to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

--------------------------------------------------------------------------------
                                                                      ADJUSTED
                   FOREIGN TAX    FOREIGN           FOREIGN           FOREIGN
                      PAID     SOURCE INCOME  QUALIFIED DIVIDENDS  SOURCE INCOME
  COUNTRY           PER SHARE    PER SHARE         PER SHARE         PER SHARE
--------------------------------------------------------------------------------
  China ...........   0.0000       0.1411           0.0932             0.0878
  Hong Kong .......   0.0000       0.4159           0.0000             0.4159
  Singapore .......   0.0003       0.0019           0.0000             0.0019
  Taiwan ..........   0.0176       0.0502           0.0000             0.0502
                     -----------------------------------------------------------
  TOTAL ...........  $0.0179      $0.6091          $0.0932            $0.5558
                     -----------------------------------------------------------


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.


26 |  Annual Report

Templeton Dragon Fund, Inc.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2003. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.




                                                              Annual Report | 27

Board Members and Officers


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)         Director        Since 1994       142                       Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                   company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank  holding company) (until 2002); and President,
 Chief Executive Officer and  Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (59)        Director        Since 1998        20                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Ventures Resources Corporation (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
 President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)      Director        Since 1994        143                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (51)         Director        Since 1996         96                      Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                   (exploration and refining of oil and
 Suite 2100                                                                               gas); Beverly Enterprises, Inc. (health
 Fort Lauderdale, FL 33394-3091                                                           care); H.J. Heinz Company
                                                                                          (processed foods and allied products);
                                                                                          RTI International Metals, Inc. (manu-
                                                                                          facture and distribution of titanium);
                                                                                          and Canadian National Railway
                                                                                          (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to  the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and  Counselor to the Secretary
 and Assistant Secretary for Public Affairs and  Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


28 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER (74)         Director        Since 1994       21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)        Director       Since 1994       142                        Director, White Mountains Insurance
 500 East Broward Blvd.                                                                   Group, Ltd. (holding company);
 Suite 2100                                                                               Martek Biosciences Corporation;
 Fort Lauderdale, FL 33394-3091                                                           MedImmune, Inc. (biotechnology);
                                                                                          and Overstock.com (Internet
                                                                                          services); and FORMERLY, Director,
                                                                                          MCI Communication Corporation
                                                                                          (subsequently known as MCI WorldCom,
                                                                                          Inc. and WorldCom, Inc.)
                                                                                          (communications services) (1988-2002)
                                                                                          and Spacehab, Inc. (aerospace services)
                                                                                          (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and  FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President,  National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (74)         Director       Since 1994        28                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978);  Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (71)           Director       Since 2003        20                        Director, Becton, Dickinson and Co.
 500 East Broward Blvd.                                                                   (medical technology); White
 Suite 2100                                                                               Mountains Insurance Group Ltd.
 Fort Lauderdale, FL 33394-3091                                                           (holding company); and Amerada
                                                                                          Hess Corporation (exploration and
                                                                                          refining of oil and gas).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY, Chairman
 of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS              POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS (49)  Director        Since 1998      20                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS              POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (73)           Director       Since 1994       21                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                        (exploration and refining of oil and
 Suite 2100                                                                                    gas); and C2, Inc. (operating and
 Fort Lauderdale, FL 33394-3091                                                                investment business); and FORMERLY,
                                                                                               Director, H.J. Heinz Company
                                                                                               (processed foods and allied products)
                                                                                               (1987-1988;1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC
 (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY,
 Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States Department of the Treasury
 (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **MARTIN L. FLANAGAN (43)          Director and   Since 1994        5                         None
 One Franklin Parkway               Vice President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



30 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION          TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (70)       Director, Vice    Director and Vice   142                        None
 One Franklin Parkway            President and     President since
 San Mateo, CA 94403-1906        Chairman of       1994 and
                                 the Board and     Chairman of the
                                                   Board since 1995
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (58)            Vice President    Since 1996          Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (39)         Vice President    Since 2001          Not Applicable             None
 PO Box N-7759
 Lyford Cay, Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice       Since 2002          Not Applicable             None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)              Vice President    Since 2000          Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION          TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President    Vice President      Not Applicable             None
 One Franklin Parkway            and Secretary     since 2000 and
 San Mateo, CA 94403-1906                          Secretary since
                                                   1996
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (63)     Vice President    Since 1996          Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (63)                Vice President    Since 1994          Not Applicable             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)          Vice President    Since 2002          Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue                - AML                                                            Chemicals, Inc. and Lingnan
 Rockefeller Center              Compliance                                                       Foundation.
 New York, NY 10048-0772
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



32 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION          TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MARK MOBIUS (67)                President and     President since     Not Applicable             None
 17th Floor,                     Chief             1994 and Chief
 The Chater House                Executive         Executive Officer -
 8 Connaught Road                Officer -         Investment
 Central Hong Kong               Investment        Management
                                 Management        since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
 President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY,
 President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
 Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (40)    Treasurer and     Treasurer and       Not Applicable             None
 One Franklin Parkway            Chief Financial   Chief Financial
 San Mateo, CA 94403-1906        Officer           Officer since 2003
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice President    Since 2000          Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser. Martin L. Flanagan is considered an interested person of the Fund under the federal securities laws due to his position as officer of Resources. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. (Darby Investments) and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. (Darby Partners). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE INCEPTION AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999; IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.



                                                              Annual Report | 33

Templeton Dragon Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.




34 |  Annual Report

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

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

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE
Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(3)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(5)

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Federal Money Fund(6,7)
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(4)
Franklin Income Fund
Franklin Money Fund(6,7)
Franklin Short-Intermediate U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio(6)
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund

TAX-FREE INCOME(8)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(9)
Tax-Exempt Money Fund(6,7)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC(8)
Alabama
Arizona
California(10)
Colorado
Connecticut
Florida(10)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(10)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/03                                              Not part of the annual report

[LOGO OMITTED]                  100 Fountain Parkway
FRANKLIN(R) TEMPLETON(R)        P.O. Box 33030
     INVESTMENTS                St. Petersburg, FL 33733-8030





ANNUAL REPORT AND SHAREHOLDER INFORMATION
Templeton Dragon Fund, Inc.


AUDITORS

PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA  94105


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com


FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TLTDF A2003 02/04

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 10(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $32,549 for the fiscal year ended December 31, 2003 and $33,650 for the fiscal year ended December 31, 2002.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended December 31, 2003 and $378 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $3,134 for the fiscal year ended December 31, 2003 and $195,862 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2003 and $84,424 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for tax compliance and advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

          (i) pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

          (iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

          (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required for Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $3,134 for the fiscal year ended December 31, 2003 and $280,664 for the fiscal year ended December 31, 2002.

(h) No disclosures are required for Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS    N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. N/A

ITEM 10. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



TEMPLETON DRAGON FUND, INC.


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: February 23, 2004




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: February 23, 2004


By /s/KIMBERLEY H. MONASTERIO
  -----------------------------
   Kimberley H. Monasterio
   Chief Financial Officer
Date: February 23, 2004